UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 3, 2009
(Date of earliest event reported)

Access Integrated Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51910	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Madison Avenue, Suite 300, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

973-290-0080
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 3, 2009, Access Integrated Technologies, Inc. d/b/a Cinedigm Digital Cinema Corp. (the “Company”) issued a press release announcing that it plans to adjourn the previously announced September 10, 2009 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to Wednesday, September 30, 2009.  The September 30, 2009 adjourned Annual Meeting will be held at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, 27th Floor, New York, New York 10178 at 2:00 p.m., EDT.  A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 3, 2009, announcing the adjournment of Access Integrated Technologies, Inc. d/b/a Cinedigm Digital Cinema Corp.’s Annual Meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCESS INTEGRATED TECHNOLOGIES, INC.
Dated: September 3, 2009	By:	/s/ Gary S. Loffredo
Senior Vice President

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